Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL TO TENDER SHARES OF COMMON STOCK OF

THE ODP CORPORATION

Pursuant to its Offer to Purchase for Cash

Shares of Its Common Stock for an Aggregate Purchase Price

of Not More Than $300,000,000

at a Purchase Price Not Less Than $31.50 Per Share

Nor Greater Than $36.00 Per Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT

12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON AUGUST 12, 2022, UNLESS THE OFFER IS EXTENDED OR TERMINATED (SUCH TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”).

Pursuant to the Offer, the undersigned tenders the following Shares of the Company:

1. DESCRIPTION OF SHARES TENDERED (See Instruction 1)

Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on Share certificate(s), if applicable)	Shares Tendered (attached additional list if necessary)
	Book-Entry Shares Tendered	Certificated Shares*
		Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Certificated Shares Tendered*

Total Number of Shares Tendered

The Depositary for the Offer is:

Computershare Inc. and its wholly owned subsidiary Computer Trust Company, N.A.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares of common stock, to the Depositary as follows:

By First Class Mail: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, Rhode Island 02940-3011	By Registered Mail or Overnight Courier: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 150 Royall St., Suite V Canton, Massachusetts 02021

Method of delivery of the certificate(s) is at the option and risk of the owner thereof.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. Deliveries to The ODP Corporation (the “Company”), J.P. Morgan Securities LLC, the dealer manager for the Offer (the “Dealer Manager”), MacKenzie Partners, Inc., the information agent for the Offer (the “Information Agent”) or to The Depository Trust Company (“DTC”) will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary.

All of the instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Please note the following:

A. If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the Section 2 below, “SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER,” and complete the other portions of this Letter of Transmittal as appropriate.

B. If you want to participate in the Offer and wish to maximize the chance of having the Company accept for payment Shares you are tendering, you should check the box in Section 3 below, “ SHARES TENDERED AT PRICE DETERMINED PURSUANT TO OFFER,” and complete the other portions of this Letter of Transmittal as appropriate. YOU SHOULD UNDERSTAND THAT THIS ELECTION MIGHT LOWER THE PURCHASE PRICE AND RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $31.50 PER SHARE.

C. If you desire to tender Shares in the Offer, but you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Time or cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 9.

2. SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER (See Instruction 2):

By checking one of the following boxes below instead of the box under Section 3, “SHARES TENDERED AT PRICE DETERMINED PURSUANT TO OFFER,” you are tendering Shares at the price checked. This election could result in none of your Shares being purchased if the purchase price selected by the Company for the Shares is less than the price checked below. If you wish to tender Shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender Shares. The same Shares cannot be tendered at more than one price, unless previously and validly withdrawn. (See Section 3 and Section 4 of the Offer to Purchase and Instruction 2 to this Letter of Transmittal)

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED CHECK ONLY ONE BOX IF MORE THAN ONE BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES
☐ $31.50	☐ $31.75	☐ $32.00	☐ $32.25

☐ $32.50	☐ $32.75	☐ $33.00	☐ $33.25

☐ $33.50	☐ $33.75	☐ $34.00	☐ $34.25

☐ $34.50	☐ $34.75	☐ $35.00	☐ $35.25

☐ $35.50	☐ $35.75	☐ $36.00

3. SHARES TENDERED AT PRICE DETERMINED PURSUANT TO OFFER (See Instruction 3):

☐   By checking this one box instead of one of the price boxes under “SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER,” you are tendering Shares and is willing to accept the Purchase Price determined by the Company in accordance with the terms of the Offer. This action will maximize the chance of having the Company purchase the Shares pursuant to the Offer (subject to proration). You understand that this election is deemed to be a tender of Shares at the minimum price of $31.50 per Share for purposes of determining the Purchase Price in the Offer, and might cause the Purchase Price to be lower and result in the tendered Shares being purchased at the minimum price of $31.50 per Share. (See Section 3 of the Offer to Purchase and Instruction 3 to this Letter of Transmittal)

CHECK ONLY ONE BOX UNDER SECTION 2 OR SECTION 3 ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

4. ODD LOTS (See Instruction 4)

As described in Section 1 of the Offer to Purchase, under certain conditions, shareholders holding a total of fewer than 100 Shares may have their Shares tendered at or below the Purchase Price accepted for payment before any proration of other tendered Shares. This preference is not available to partial tenders or to beneficial or record holders of 100 or more Shares in the aggregate, even if these holders have separate accounts or certificates representing less than 100 Shares. Accordingly, this section is to be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of less than 100 Shares. The undersigned either (check one box):

☐ is the beneficial or record owner of an aggregate of less than 100 Shares, all of which are being tendered; or

☐   is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of less than 100 Shares and is tendering all of such Shares.

Additionally, check the box below if applicable:

☐ The tendered Shares represent all the Shares held by the undersigned.

5. CONDITIONAL TENDER (See Instruction 5)

As described in Section 3 of the Offer to Purchase, a tendering shareholder may condition his or her tender of Shares upon the Company purchasing all or a specified minimum number of the Shares tendered. Unless at least the minimum number of Shares you indicate below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered by you will be purchased. It is the tendering shareholder’s responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale or exchange (rather than distribution) treatment for United States federal income tax purposes. Shareholders are urged to consult with their own tax advisors before completing this section. No assurances can be provided that a conditional tender will achieve any particular United States federal income tax result for any shareholder tendering Shares. Unless this box has been checked and a minimum number of Shares specified, your tender will be deemed unconditional.

☐ The minimum number of Shares that must be purchased from me/us, if any are purchased from me/us, is: Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked this box:

☐ The tendered Shares represent all Shares held by the undersigned.

6. SPECIAL PAYMENT INSTRUCTIONS (See Instruction 6)

If you want your check for cash and/or certificate(s) for Shares not tendered or not purchased to be issued in another name, fill in this section with the information for the new account name.	Signature Guarantee Medallion

Name (Please Print First, Middle & Last Name)	(Title of Officer Signing This Guarantee)

Address (Number and Street)	(Name of Guarantor - Please Print)

(City, State & Zip Code)	(Address of Guarantor Firm)

(Tax Identification or Social Security Number)

7. SPECIAL DELIVERY INSTRUCTIONS (See Instruction 7)

Fill in ONLY if mailing to someone other than the undersigned or to the undersigned at an address other than that shown on the front of this card.	Signature Guarantee Medallion

Mailing certificate(s) and/or check(s) to:

Name (Please Print First, Middle & Last Name)	(Title of Officer Signing This Guarantee)

Address (Number and Street)	(Name of Guarantor - Please Print)

(City, State & Zip Code)	(Address of Guarantor Firm)

8. LOST OR DESTROYED CERTIFICATE(S) (See Instruction 8)

If your certificate for part or all of your Shares has been lost, stolen, destroyed or mutilated, you should contact Computershare Inc. and its wholly owned subsidiary Computer Trust Company, N.A., the Depositary and the Company’s transfer agent for the Shares, at 1-800-546-5141, for instructions as to obtaining an Affidavit of Loss. The executed Affidavit of Loss will then be required to be submitted together with this completed Letter of Transmittal in order to receive payment for the Shares you tender. In certain circumstances, you may be required to pay a fee. In addition, a bond may be required to be posted by you to secure against the risk the certificates may be subsequently re-circulated.

This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. You are urged to contact the Depositary immediately in order to receive further instructions, to permit timely processing of this documentation, and for a determination as to whether you will need to pay a fee or post a bond.

9. TAX WITHHOLDING

PLEASE SEE THE SECTION ENTITLED “IMPORTANT UNITED STATES FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS” AND THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL, AND THEN (I) IF YOU ARE A UNITED STATES PERSON (WHICH INCLUDES “UNITED STATES HOLDERS,” AS DEFINED IN SECTION 15 OF THE OFFER TO PURCHASE), COMPLETE THE ACCOMPANYING INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 OR (II) IF YOU ARE A NON-UNITED STATES PERSON (WHICH INCLUDES “NON-UNITED STATES HOLDERS,” AS DEFINED IN SECTION 15 OF THE OFFER TO PURCHASE), COMPLETE AN IRS FORM W-8BEN, W-8BEN-E, W-8IMY (WITH ANY REQUIRED ATTACHMENTS), W-8ECI, OR W-8EXP, AS APPLICABLE (WHICH MAY BE OBTAINED ON THE IRS WEBSITE (WWW.IRS.GOV)), AND FILL IN THE OWNERSHIP INFORMATION BELOW IF APPLICABLE.

Please note that the Depositary may withhold a portion of your proceeds as required by the IRS if either (i) IRS Form W-9 or the appropriate IRS Form W-8 is not properly completed or (ii) you are a non-U.S. person and U.S. federal income tax rules require withholding on payments made to you by the Company.

If you are a beneficial owner of Shares who is a non-United States person, the ownership information below may assist the Depositary or other withholding agent, as applicable, in determining whether amounts payable to you are subject to United States federal withholding tax. Accordingly, this section is to be completed only if  (i) you are a tendering shareholder that is a Non-United States Holder (as defined in Section 15 of the Offer to Purchase) or (ii) you are treated as a foreign partnership for U.S. federal income tax purposes and beneficially own the tendered Shares. Shareholders are urged to read Section 15 of the Offer to Purchase and consult with their own tax advisors before completing this section.

☐ By checking this box, the undersigned represents that he, she or it, taking into account the attribution rules of Section 318 of the Internal Revenue Code of 1986, as amended (the “Code”), (i) is a beneficial owner of, as of the date hereof, the number of Shares indicated below, representing the percentage interest in the Company indicated below (based on 48,608,678 Shares outstanding as of July 13, 2022), and (ii) has no plan to acquire additional Shares in connection with the Offer or to surrender any other Shares for redemption other than as described in this Letter of Transmittal.

Shares Owned: Shares Percentage Interest: %

10. SIGNATURE (See Instruction 12)

This form must be signed by the registered holder(s) exactly as their name(s) appears above or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith

X

Signature of shareholder	Date	Daytime Telephone #

X

Signature of shareholder	Date	Daytime Telephone #

Signature Guarantee Medallion

(Title of Officer Signing This Guarantee)

(Name of Guarantor - Please Print)

(Address of Guarantor Firm)

Ladies and Gentlemen:

The undersigned hereby tenders to The ODP Corporation, a Delaware corporation (the “Company”), the above-described shares of common stock, $0.01 par value per share (the “Shares”), on the terms and subject to the conditions set forth in the Offer to Purchase, dated July 18, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, which collectively with this Letter of Transmittal, as amended or supplemented from time to time, constitute the “Offer.” The Company also expressly reserves the right, in its sole discretion, to purchase additional Shares from the Company’s shareholders subject to applicable legal and regulatory requirements.

Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1)    deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

(2)    present such Shares for transfer and cancellation on the books of the Company; and

(3)    cause the Company to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned understands that, on the terms and subject to the conditions of the Offer, the Company will determine a single per Share purchase price (the “Purchase Price”), which will not be less than $31.50 per Share and not more than $36.00 per Share, less any applicable withholding taxes and without interest, that will allow it to purchase a number of Shares having an aggregate purchase price of $300,000,000, or a lower amount depending on the number of Shares validly tendered and not validly withdrawn pursuant to the Offer. The undersigned understands that the Company will select the lowest Purchase Price (in increments of $0.25) within the price range specified above, less any applicable withholding taxes and without interest, that will allow the Company to purchase that number of Shares having an aggregate purchase price of $300,000,000, or a lower amount depending on the number of Shares validly tendered and not validly withdrawn pursuant to the Offer, at a price which will be not less than $31.50 per Share and not more than $36.00 per Share in the Offer, subject to its right to increase the total number of Shares purchased to the extent permitted by law. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not validly withdrawn will be purchased at the Purchase Price, less any applicable withholding taxes and without interest, on the terms and subject to the conditions of the Offer, including its proration provisions, “odd lot” provisions and conditional tender provisions. The Company will return at its expense all other Shares, including Shares tendered at prices greater than the Purchase Price and not validly withdrawn and Shares not purchased because of proration or conditional tenders, promptly following the Expiration Time (as defined in the Offer to Purchase).

The undersigned hereby represents and warrants that the undersigned:

(1)    has a net long position in Shares at least equal to the number of Shares being tendered;

(2)    has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims; and

(3)    will, upon request, execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York. The undersigned acknowledges that under no circumstances will the Company pay interest on the Purchase Price.

The undersigned recognizes that the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Purchase Price of any Shares purchased (less any applicable withholding taxes), and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Purchase Price of any Shares purchased (less any applicable withholding taxes) and any certificates for Shares not tendered or not purchased to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the Purchase Price of any Shares purchased (less any applicable withholding taxes) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that the Company has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof, if the Company does not accept for payment any of the Shares so tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

INSTRUCTIONS FOR COMPLETING THE LETTER OF TRANSMITTAL

1.

Description of Shares Tendered. The certificated Shares and/or book-entry Shares you own are shown in Section 1. Please indicate the total number of certificated Shares and/or book-entry Shares you are tendering in Section 1. If the space provided in Section 1 above is inadequate, the certificate numbers and/or the number of Shares should be listed on a separated signed schedule that should be attached hereto.

Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If less than all the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in Section 1. In that case, if any tendered Shares are purchased, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

2.

Indication of Price at Which Shares are Being Tendered. If you want to tender your Shares at a specific price within the $31.50 to $36.00 range, you must properly complete Section 2 of this Letter of Transmittal, which is called “SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER.” You must check ONLY ONE BOX in the pricing section. If more than one box is checked or no box is checked, your Shares will not be validly tendered. If you want to tender portions of your Shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender Shares. However, the same Shares cannot be tendered at more than one price, unless previously and validly withdrawn as provided in Section 4 of the Offer to Purchase.

3.

Tendering Shares at the Price Determined Pursuant to the Offer. By checking the box in Section 3 instead of one of the price boxes in Section 2, you are tendering Shares and are willing to accept the Purchase Price determined by the Company in accordance with the terms of the Offer. This action will maximize the chance of having the Company purchase your Shares pursuant to the Offer (subject to proration). Note that this election is deemed to be a tender of Shares at the minimum price under the Offer of $31.50 per Share for purposes of determining the Purchase Price of the Offer, and might cause the purchase price in the Offer to be lower and result in your Shares being purchased at the minimum price under the Offer of $31.50 per Share. See Section 3 of the Offer to Purchase for additional information regarding Section 3.

4.

Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company purchases less than all Shares tendered and not withdrawn before the Expiration Time, the Shares purchased first will consist of all Shares tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares and who tenders all of such Shares. Even if you otherwise qualify for the “odd lot” preferential treatment, you will not receive such preferential treatment unless you complete the box captioned “Odd Lots” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

5.

Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased. If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by random lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an “odd lot” holder and you tender all of your Shares, you cannot conditionally tender, since your Shares will not be subject to proration. Each Shareholder is urged to consult his, her or its own tax advisor.

6.

Special Payment Instructions. If you want your check for cash and/or certificate(s) for Shares not tendered or not purchased to be issued in another name, fill in Section 6 with the information for the new account name. If you complete Section 6, your signature(s) must be guaranteed.

7.

Special Delivery Instructions. Complete Section 7 only if the proceeds of this transaction and/or any unaccepted Shares are to be sent to a person other than the registered holder or sent to a different address. If you complete Section 7, your signature(s) must be guaranteed.

8.

Lost, Stolen, Destroyed or Mutilated Certificates. If you do not hold your Shares in book-entry form and you cannot produce some or all of your Company Share certificates, you must obtain a lost instrument open penalty surety bond with the Depositary. To do so through the Depositary’s program, please contact the Depositary for further instructions.

9.

Notice of Guaranteed Delivery. Shareholders who cannot deliver required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Time may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase and thereafter timely delivering the Shares subject to such notice of guaranteed delivery in accordance with such procedures.

10.

Irregularities. The Company will determine all questions as to Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares. The Company reserves the right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any defect or irregularity in the tender of any particular Shares. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Information Agent, the Depositary or any other person is or will be under any duty to give notification of any defect or irregularity in tenders, and none of them will incur any liability for failure to give any such notice.

11.

PLEASE SEE THE SECTION ENTITLED “IMPORTANT UNITED STATES FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS” AND SECTION 9 OF THIS LETTER OF TRANSMITTAL, AND THEN (I) IF YOU ARE A UNITED STATES PERSON (WHICH INCLUDES UNITED STATES HOLDERS), COMPLETE THE ACCOMPANYING IRS FORM W-9, OR (II) IF YOU ARE A NON-UNITED STATES PERSON (WHICH INCLUDES NON-UNITED STATES HOLDERS), COMPLETE AN IRS FORM W-8BEN, W-8BEN-E, W-8IMY (WITH ANY REQUIRED ATTACHMENTS), W-8ECI, OR W-8EXP, AS APPLICABLE (WHICH MAY BE OBTAINED ON THE IRS WEBSITE (WWW.IRS.GOV)), AND FILL IN THE OWNERSHIP INFORMATION ABOVE IF APPLICABLE. Please note that the Depositary may withhold a portion of your proceeds as required by the IRS if either (i) IRS Form W-9 or the appropriate IRS Form W-8 is not properly completed or (ii) you are a non-U.S. person and U.S. federal income tax rules require withholding on payments made to you by the Company. Non-U.S. persons are urged to consult with their own tax advisors regarding the possibility of withholding on such payments.

As described in Section 3 and Section 15 of the Offer to Purchase, gross payments payable to a beneficial owner of Shares who is a non-United States person may be subject to withholding at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty) unless an exemption from withholding is applicable because the non-United States person meets any of the “complete termination,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests under Section 302 of the Code, for characterizing the transaction as a sale or exchange. If you are a beneficial owner of Shares who is a non-United States person, the ownership information in Section 9 of this Letter of Transmittal may assist the Depositary or other withholding agent, as applicable, in determining whether amounts payable to you are subject to United States federal withholding tax. Accordingly, Section 9 is to be completed only if (i) you are a tendering shareholder that is a Non-United States Holder or (ii) you are treated as a foreign partnership for U.S. federal income tax purposes and beneficially own the tendered Shares. Notwithstanding the foregoing, it is possible that the applicable withholding agent may not accept the information in Section 9 to support characterizing the transaction as an exchange, in which case such withholding agent would generally withhold at a 30% rate on the gross payments payable to the non-United States person, unless the non-United States person delivers to such withholding agent a properly completed and executed applicable IRS Form W-8 certifying eligibility for a reduced rate under an applicable income tax treaty or exemption from withholding. Shareholders are urged to read Section 15 of the Offer to Purchase and consult with their own tax advisors before completing Section 9 of this Letter of Transmittal.

12.

Signature. Sign, date and include your daytime telephone number in this Letter of Transmittal in Section 9 after completing all other applicable sections and return this form in the enclosed envelope. If your Shares are represented by physical stock certificates, include them in the enclosed envelope as well.

(a)    Exact Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates or book-entry register without alteration, enlargement or any change whatsoever.

(b)    Joint Holders.    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c)    Different Names.    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)    Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Section 3 of the Offer to Purchase.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

13.

In participating in the Offer, the tendering shareholder acknowledges that (1) the Offer is established voluntarily by the Company, it is discretionary in nature and it may be extended, modified, suspended or terminated by the Company as provided in the Offer to Purchase, (2) the tendering shareholder is voluntarily participating in the Offer, (3) the future value of the Shares is unknown and cannot be predicted with certainty, (4) the tendering shareholder has received the Offer to Purchase and the Letter of Transmittal, as amended or supplemented, (5) any foreign exchange obligations triggered by the tendering shareholder’s tender of Shares or the receipt of proceeds are solely his or her responsibility, and (6) regardless of any action that the Company takes with respect to any or all income/capital gains tax, social security or insurance tax, withholding tax, transfer tax or other tax-related items (“Tax Items”) related to the Offer and the disposition of Shares, the tendering shareholder acknowledges that the ultimate liability for all Tax Items is and remains his or her sole responsibility; provided that the Company will pay stock transfer taxes to the extent described in Section 5 of the Offer to Purchase. In that regard, the tendering shareholder authorizes the Depositary or other withholding agent to withhold all applicable Tax Items that the Depositary or other withholding agent is legally required to withhold. The tendering shareholder consents to the collection, use and transfer, in electronic or other form, of the tendering shareholder’s personal data as described in this document by and among, as applicable, the Company, its subsidiaries and third party administrators for the exclusive purpose of implementing, administering and managing his or her participation in the Offer. No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder will be binding upon the heirs, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned.

IMPORTANT UNITED STATES FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

This is a summary only of certain United States federal income tax considerations of participating in the Offer. Shareholders should read the information contained in Section 15 of the Offer to Purchase under “Certain United States Federal Income Tax Consequences” and should consult with their own tax advisors regarding the tax consequences with respect to their particular circumstances.

In order to avoid backup withholding of United States federal income tax on payments pursuant to the Offer, a United States Holder (as defined in Section 15 of the Offer to Purchase) tendering Shares must, unless an exemption applies, provide the Depositary or other withholding agent with such United States Holder’s correct taxpayer identification number (“TIN”), certify under penalties of perjury that such TIN is correct (or that such United States Holder is waiting for a TIN to be issued), and provide certain other certifications by completing the IRS Form W-9 included in this Letter of Transmittal. If a United States Holder does not provide his, her or its correct TIN or fails to provide the required certifications, the IRS may impose certain penalties on such United States Holder and payment to such United States Holder pursuant to the Offer may be subject to backup withholding at a rate currently equal to 24%. All United States Holders tendering Shares pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Depositary or other withholding agent). To the extent that a United States Holder designates another United States person to receive payment, such other person may be required to provide a properly completed IRS Form W-9.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the United States federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder by timely providing the required information to the IRS.

If a United States Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the United States Holder should write “Applied For” in the space for the TIN in Part I of the IRS Form W-9 and should sign and date the IRS Form W-9. If the Depositary or other withholding agent has not been provided with a properly certified TIN by the time of payment and the United States Holder has not established an exemption from the backup withholding, backup withholding will apply. If the Shares are held in more than one name or are not in the name of the actual owner, consult the instructions on the enclosed IRS Form W-9 for additional guidance on which name and TIN to report. For more information, see Section 15 of the Offer to Purchase under “Certain United States Federal Income Tax Consequences - Consequences to United States Holders.”

Certain shareholders (including, among others, corporations, individual retirement accounts and certain non-U.S. individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt United States Holders should provide the proper codes on line 4, “Exemptions” of the IRS Form W-9. See the enclosed IRS Form W-9 for more instructions.

In order to establish an exemption from backup withholding, Non-United States Holders (as defined in Section 15 of the Offer to Purchase) should properly complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W-8EXP, as applicable, signed under penalties of perjury, attesting to such exempt status (which may be obtained on the IRS website (www.irs.gov)).

Even if a Non-United States Holder has provided the required certification to avoid backup withholding, the Depositary or other withholding agent, as applicable, will generally withhold United States federal income tax at a 30% rate (subject to certain exceptions) on payments made to a Non-United States Holder pursuant to the Offer, unless (i) the Non-United States Holder delivers to the Depositary or other withholding agent, as applicable, a properly completed and executed applicable IRS Form W-8 certifying eligibility for a reduced rate under an applicable income tax treaty or exemption from withholding or (ii) the Non-United States Holder submits, and the Depositary or other withholding agent, as applicable, accepts, a certification establishing to the applicable withholding agent’s satisfaction that payments made pursuant to the Offer will be treated as received in a sale or exchange for United States federal income tax purposes. For more information, see the Offer to Purchase under “Certain United States Federal Income Tax Consequences - Consequences to Non-United States Holders.”

Additionally, payments made with respect to Shares sold by a Non-United States Holder pursuant to the Offer may in certain circumstances be subject to “FATCA” withholding at a 30% rate. For more information, see Section 15 of the Offer to Purchase under “Certain United States Federal Income Tax Consequences - FATCA.”

Shareholders are urged to consult their own tax advisors to determine whether and to what extent these withholding and reporting requirements would apply to them.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

1	Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2	Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership)									▶
      Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check
LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions)  ▶

5 Address (number, street, and apt. or suite no.) See instructions.									Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	-	-
or
Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Form W-9 (Rev. 10-2018)	Page 3

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n)...	THEN check the box for...
• Corporation	Corporation
• Individual	Individual/sole proprietor or single-member LLC
• Sole proprietorship, or
• Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.
• LLC treated as a partnership for U.S. federal tax purposes,	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• LLC that has filed Form 8832 or 2553 to be taxed as a corporation,
or
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Form W-9 (Rev. 10-2018)	Page 4

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov.

You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 10-2018)	Page 5

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*

	For this type of account:	Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note:	The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed either to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Dealer Manager for the Offer is:

J.P. Morgan Securities LLC

383 Madison Ave, 6th Floor

New York, New York 10179

Toll-Free: (877) 371-5947

The Information Agent for the Offer is:

1407 Broadway

New York, New York 10018

(212) 929-5500

or

Call Toll-Free: (800) 322-2885

Email: tenderoffer@mackenziepartners.com

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED (OR CONFIRMATION OF BOOK-ENTRY TRANSFER) AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BEFORE THE EXPIRATION TIME, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.